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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 19, 2006
                            (Date of report; date of
                            earliest event reported)


                         Commission file number: 1-3754


                      GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                   Delaware                                38-0572512
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                 Identification No.)


                             200 Renaissance Center
                         P.O. Box 200 Detroit, Michigan
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01  Other Events

During the past few months, a number of shareholder and bondholder class actions have been brought against GM which named GMAC as a defendant. Below is a summary of such litigation.

Legal Proceedings

On September 23, 2005, a purported class action complaint filed in the U.S. District Court for the Southern District of New York was served on the Corporation naming as defendants GM, GMAC, and GM's Chairman and Chief Executive Officer, G. Richard Wagoner, Jr., Vice Chairman, John Devine, Treasurer, Walter Borst and Chief Accounting Officer, Peter Bible, Folksam Asset Management v. General Motors, et al. Plaintiffs purported to bring the claim on behalf of purchasers of GM debt and/or equity securities during the period February 25, 2002 through March 16, 2005. The complaint alleges that defendants violated
Section 10(b) and, with respect to the individual defendants, Section 20(a) of the Exchange Act. The complaint also alleges violations of Sections 11 and 12(a), and, with respect to the individual defendants, Section 15 of the Securities Act, in connection with certain registered debt offerings during the class period. In particular, the complaint alleges that GM's cash flows during the class period were overstated based on the "reclassification" of certain cash items described in the company's 2004 Form 10-K. The reclassification involves cash flows relating to the financing of GMAC wholesale receivables from dealers that resulted in no net cash receipts and GM's decision to revise Consolidated Statements of Net Cash for the years ended 2002 and 2003. The complaint also alleges misrepresentations relating to forward-looking statements of the company's 2005 earnings forecast that were later revised significantly downward. In October 2005, a substantially identical suit was filed and consolidated with the Folksam case, Galliani v. General Motors, et al. The consolidated suit is now called In re General Motors.

On November 18, 2005, plaintiffs in the Folksam case filed an amended complaint, which adds several additional investors as plaintiffs, extends the end of the class period to November 9, 2005, and names as additional defendants three current and one former member of GM's audit committee, as well as GM's independent accountants, Deloitte & Touche LLP. In addition to the claims asserted in the original complaint, the amended complaint also adds allegations regarding GM's Form 8-K dated November 8, 2005 which reported that the Corporation's 2001 earnings would be restated and a claim against defendants Wagoner and Devine for rescission of their bonuses and incentive compensation during the class period. It also includes further allegations regarding GM's accounting for pension obligations, restatement of income for 2001, and financial results for the first and second quarters of 2005. Neither the original complaint nor the amended complaint specify the amount of damages sought and Defendants have no means to estimate damages the plaintiffs will seek based upon the limited information available in the complaint. Defendants have not yet filed their response to the complaints, but intend to vigorously defend these actions.

On December 13, 2005, Defendants in In re General Motors and certain other litigation against General Motors, filed a Motion with the Judicial Panel on Multidistrict Litigation to transfer and consolidate In re General Motors for pretrial proceedings in the United States District Court for the Eastern District of Michigan. It is expected that the Panel will hear these pending motions in March, 2006.

Bondholder Class Actions

On November 29, 2005, Stanley Zielezienski filed a purported class action, Zielezienski, et al. v. General Motors, et al. The action was filed in the Circuit Court for Palm Beach County, Florida, against GM, GMAC and various officers of GM and GMAC. The action also names certain investment banks as defendants. The complaint alleges that defendants violated Section 11 of the Securities Act, and with respect to all defendants except GM, Section 12(a)(2) of the Securities Act. The complaint also alleges GM's violations of Section 15 of the Securities Act. In particular, the complaint alleges material misrepresentations in certain GMAC financial statements incorporated by reference with GMAC's 2003 Form S-3 Registration Statement and Prospectus. More specifically, the complaint alleges material misrepresentations in connection with the offering for sale of GMAC SmartNotes in certain GMAC financial statements contained in GMAC's Forms 10-Q for the quarterly periods ended in March 31, 2004 and June 30, 2004 and the Form 8-K which disclosed financial results for the quarterly period ended in September 30, 2004, were materially false and misleading as evidenced by GMAC's 2005 restatement of these quarterly results. The complaint does not specify the amount of damages sought and Defendants have no means to estimate damages the plaintiffs will seek based upon the limited information available in the complaint. Defendants intend to vigorously defend this action.

On December 22, 2005, Zielezienski filed an amended complaint making substantially the same allegations as were made in the prior filing with regard to all GMAC debt securities issued between April 2004 and March 2005. The amended complaint adds approximately 60 additional underwriters as defendants. The case was removed to the U.S. District Court for the Southern District of Florida in January 2006.

On December 28, 2005, J&R Marketing, SEP, filed a purported class action, J&R Marketing, et al. v. General Motors Corporation, et al. The action was filed in the Circuit Court for Wayne County, Michigan, against GM, GMAC, various officers of GM and GMAC and several underwriters of GMAC debt securities. Similar to the original complaint filed in the Zielezienski case described above, the complaint alleges claims under Section 11, 12(a), and 15 of the Securities Act of 1933 based on alleged material misrepresentations or omissions in the Registration Statements for GMAC SmartNotes purchased between September 30, 2003 and March 16, 2005, inclusive. The complaint alleges inadequate disclosure of GM's financial condition and performance as well as issues arising from GMAC's 2005 restatement of quarterly results for the three quarters ended September 30, 2005. The complaint does not specify the amount of damages sought and Defendants have no means to estimate damages the plaintiffs will seek based upon the limited information available in the complaint. Defendants intend to vigorously defend this action. Defendants have removed this case to the U.S. District Court for the Eastern District of Michigan in January 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENERAL MOTORS ACCEPTANCE CORPORATION
                                     -------------------------------------
                                     (Registrant)



Dated:        January 19, 2006       /s/  SANJIV KHATTRI
              ----------------       -------------------------------------
                                     Sanjiv Khattri
                                     Executive Vice President,
                                     Chief Financial Officer and Director


Dated:        January 19, 2006       /s/  LINDA K. ZUKAUCKAS
              ----------------       -------------------------------------
                                     Linda K. Zukauckas
                                     Vice President and Corporate Controller